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                                                           EXHIBIT 10.1




                 SECOND AMENDMENT TO CREDIT AGREEMENT

            SECOND AMENDMENT TO CREDIT AGREEMENT (this
"Amendment"), dated as of October 15, 1997, among BIG FLOWER PRESS HOLDINGS, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANK OF AMERICA NT & SA and THE INDUSTRIAL BANK OF JAPAN, LIMITED, as Co-Agents (the "Co-Agents"), CREDIT SUISSE FIRST BOSTON, as Documentation Agent (the "Documentation Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :

            WHEREAS, the Borrower, the Banks, the Co-Agents, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of June 12, 1997 (as in effect on the date hereof, the "Credit Agreement");

            WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as provided herein; and

            WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

            NOW, THEREFORE, it is agreed:

I.    Amendments to Credit Agreement.

            1. Section 3.03(b) of the Credit Agreement is hereby amended by (i) deleting the word "Borrower" in each place it appears in said Section and inserting in lieu thereof the word "Parent", (ii) deleting the word "and" appearing after the text "Attributed Receivables Facility Indebtedness" appearing in said Section and inserting a comma in lieu thereof and (iii) inserting the text "and Indebtedness evidenced by the Convertible Subordinated Debentures" immediately after the text "(xvii), inclusive" appearing in said Section.
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            2. Section 7.11 of the Credit Agreement is hereby amended by deleting the text "Pledge and Security Agreement" in each place it appears in said Section and inserting the text "Security Documents" in lieu thereof.

            3. Sections 8.01(a) through (e) of the Credit Agreement are hereby amended by (i) deleting the word "Borrower" in each place it appears in said Sections and inserting the word "Parent" in lieu thereof and (ii) deleting the word "Borrower's" in each place it appears in said clauses and inserting the word "Parent's" in lieu thereof.

            4. Section 8.01(g) of the Credit Agreement is hereby amended by deleting the word "Borrower" in the second and third place as it appears in said Section and by inserting in lieu thereof the word "Parent".

            5. Section 8.01(h) of the Credit Agreement is hereby amended by (i) deleting the word "Borrower" in each place it appears in said Section and inserting the word "Parent" in lieu thereof, (ii) inserting the text "(including any Permitted Subordinated Indebtedness and the Convertible Subordinated Debentures)" immediately after the text "holders of its Indebtedness" appearing in said Section and (iii) inserting the phrase "or deliver to holders of Convertible QUIPS pursuant to the terms of the documentation relating thereto (or any trustee, agent or other representative therefor)" immediately at the end of the existing text thereof.

            6. Section 8.01(l) of the Credit Agreement is hereby amended by deleting the word "Borrower" appearing in said Section and inserting the word "Parent" in lieu thereof.

            7. Section 8.08 of the Credit Agreement is hereby amended by deleting the word "Borrower" appearing therein and by inserting in lieu thereof the word "Parent".

            8. Section 8.14 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new Section 8.14:

            "8.14 Maintenance of Corporate Separateness. Each of the Parent and the Borrower will, and will cause each of its Subsidiaries and Unrestricted Subsidiaries to, satisfy customary corporate formalities, including the holding of regular board of directors' and shareholders' meetings or action by directors or shareholders without a meeting and the maintenance of corporate records. None of the Parent, the Borrower, BF Trust nor any of their Subsidiaries shall conduct its or their affairs in a manner which is reasonably likely to result in the corporate or other existence of the Parent, the Borrower, BF Trust or any of their respective Subsidiaries or Unrestricted Subsidiaries being ignored, or in the assets and liabilities of the Borrower or any of its Subsidiaries being substantively consolidated with those of any other such Person, the Parent or any Unrestricted Subsidiary in a bankruptcy, reorganization or other insolvency proceeding."


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            9. Section 9.03 of the Credit Agreement is hereby amended by (i)
deleting clauses (ii), (iii) and (iv) of said Section in their entirety and inserting in lieu thereof the following new clauses (ii), (iii) and (iv):

            "(ii) in addition to Dividends otherwise permitted for such purpose by clause (iv) of this Section 9.03, the Borrower may pay Dividends to Parent to enable Parent, and so long as Parent uses, as soon as reasonably practicable, the proceeds of such Dividends, to repurchase Parent Common Stock and/or options to purchase Parent Common Stock held by directors, executive officers, members of management or employees of Parent or any of its Affiliates, so long as (x) no Default or Event of Default then exists or would exist immediately after giving effect thereto and (y) the aggregate amount of cash expended by Parent pursuant to this clause (ii) in any calendar year shall not exceed $6,000,000; provided that, in addition to amounts available pursuant to preceding clause (y) (but subject to the requirements of preceding clause (x)), the Borrower may pay additional Dividends to Parent to enable Parent, and so long as Parent uses, as soon as reasonably practicable, the proceeds of such Dividends, to make additional cash purchases in respect of Parent Common Stock and/or options to purchase Parent Common Stock previously held by any person listed above, after the death of such person, with proceeds of key-man life insurance maintained by any Credit Party on such person;

            (iii) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof), the Borrower may pay cash Dividends to Parent, so long as the proceeds thereof are used by Parent (as soon as reasonably practicable) to pay taxes then due and payable, operating expenses and payables owing by Parent in the ordinary course of its business, other similar corporate overhead costs and expenses, and expenses (other than principal, liquidation preference, interest or dividends) in respect of the Convertible QUIPS and/or Convertible Subordinated Debentures;

            (iv) so long as no Default or Event of Default is in existence or would exist immediately after giving effect to the respective Dividend, the Parent shall be permitted to pay cash Dividends in an amount not to exceed the Available Basket Amount on such date (after giving effect to all prior and contemporaneous adjustments thereto, except as a result of such Dividend), and the Borrower shall be permitted to pay Dividends to the Parent so long as the Parent, as soon as reasonably practicable, uses such amounts to pay Dividends as contemplated above pursuant to this clause (iv);",

(ii) deleting the period at the end of clause (v) of said Section and inserting a semi-colon in lieu thereof and (iii) inserting the following new clauses at the end of said Section:

            "(vi) the Borrower may make cash Dividends to Parent, which in turn shall utilize the full amount of such cash Dividends for the purpose of paying interest,


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      and so long as Parent, by the immediately succeeding Business Day, utilizes the full amount of such cash Dividends to pay interest as and when due on the Convertible Subordinated Debentures then outstanding to BF Trust, which in turn shall utilize the full amount of such interest payments on the day of its receipt thereof to pay accrued dividends then owing with respect to Convertible QUIPS then outstanding, provided that
      (x) the amount of cash Dividends payable by the Borrower pursuant to this clause (vi) shall not exceed the amounts necessary to make such dividend payments owing with respect to the Convertible QUIPS, (y) no such Dividend shall be made at any time when the payment of cash interest on the Convertible Subordinated Debentures is not permitted to be made pursuant to the subordination provisions applicable thereto and (z) no such Dividend may be made at any time following the occurrence and during the continuance of any Default or Event of Default or if a Default or Event of Default would exist immediately after giving effect to the payment of such Dividend; and

            (vii) at any time after the third anniversary of the date of the issuance of the Convertible QUIPS, the Convertible QUIPS may be optionally redeemed by BF Trust in accordance with their terms, so long as (x) no Default or Event of Default exists at the time of such redemption or immediately after giving effect thereto (and to the payments of any Dividends pursuant to this clause (vii)) and (y) at the time notice of redemption is given, the market price of the common stock of Parent (as reasonably determined in good faith by Parent) exceeds the conversion price then applicable in connection with a conversion of the Convertible QUIPS into common stock of Parent; and in the event such an optional redemption occurs, any shares of Convertible QUIPS which are in fact optionally redeemed (and which are not, in accordance with the terms of the Convertible QUIPS, converted into shares of common stock of Parent) may be redeemed by BF Trust, and in such case cash Dividends may be paid by the Borrower to Parent, and used by Parent, to repay principal then outstanding pursuant to the Convertible Subordinated Debentures, at such times and in such amounts as are needed to make such payments in respect of the optional redemption of the Convertible QUIPS (and in each case so long as no Default or Event of Default exists at the time of any such payment or would exist immediately after giving effect thereto)."

            10. Section 9.12 of the Credit Agreement is hereby amended by (i) deleting the word "Borrower" appearing in Section 9.12(a) and inserting in lieu thereof the word "Parent", (ii) inserting the word "Parent" immediately before the phrase "Rights Plan" appearing in Section 9.12(a), (iii) deleting the word "Borrower" the first time it appears in clause (c) thereof and by inserting in lieu thereof the word "Parent" and (iv) inserting the following new clause (e) immediately at the end thereof:

            "(e) The Borrower shall not issue any capital stock, other than common stock issued to, and held by, Parent which is pledged (and delivered for pledge) pursuant to the Parent Pledge Agreement.


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            11. Sections 10.04, 10.05, 10.06 and 10.09 of the Credit Agreement
are hereby amended by deleting the word "Borrower" in each place it appears in said Sections and inserting the word "Parent" in lieu thereof.

            12. Section 10.08 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new Section 10.08:

            "10.08 Guarantees. Any Guarantee or any material provision thereof shall cease to be in full force or effect as to the relevant Guarantor, or any Guarantor or Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the relevant Guarantee, or any Guarantor shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant to the relevant Guarantee; or".

            13. Section 10 of the Credit Agreement is hereby further amended by
(i) inserting the text "or" at the end of Section 10.11 of the Credit Agreement and (ii) inserting the following new Sections immediately after Section 10.11 of the Credit Agreement:

            "10.12 Operations of Parent; Etc. Parent shall (i) engage in any business other than its ownership of the capital stock of the Borrower and the common securities of BF Trust or incur any liabilities or Indebtedness (other than liabilities and Indebtedness under the Credit Documents, the Convertible Subordinated Debenture Documents, the Convertible QUIPS Documents and the Parent Rights Plan and liabilities of the types described in Section 9.03(ii)), provided that Parent may engage in those activities that are incidental to (x) the maintenance of its corporate existence in compliance with applicable law, (y) legal, tax and accounting matters in connection with any of the foregoing activities and (z) the entering into, and performance of its obligations under, the Credit Documents, the Convertible Subordinated Debenture Documents, Convertible QUIPS Documents and the Parent Rights Plan or (ii) amend or modify, or permit the amendment or modification of, any provision of any Convertible Subordinated Debenture Document or any Convertible QUIPS Document to which it is a party or (iii) except for optional redemptions as specifically permitted pursuant to Section 9.03(vii), redeem any Convertible QUIPS or permit the redemption of any Convertible QUIPS (in each case excluding any exchange of Convertible QUIPS for Convertible Subordinated Debentures or Parent Common Stock, in each case in accordance with the terms applicable to the Convertible QUIPS), or (iv) amend, modify or change its certificate of incorporation (including, without limitation, by the filing or modification of any certificate of designation other than any certificate of designation relating to Qualified Preferred Stock) or by-laws or any agreement entered into by it with respect to its capital stock, or enter into any new agreement with respect to its capital stock, other than any amendments, modifications or


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      changes pursuant to this clause (iv) and any such new agreements pursuant to this clause (iv) which do not in any way adversely affect the interests of the Banks; or

            10.13 Operations of BF Trust; Etc. BF Trust shall engage in any business other than its holding of Convertible Subordinated Debentures and its issuance of Convertible QUIPS, or engage in any activities other than those that are incidental or related to the foregoing; or

            10.14 Parent Dividends. Parent shall pay, or permit the payment of, any Dividends with respect to Parent other than Dividends paid by Parent in accordance with the express provisions of Sections 9.03(ii) and (iv)."

            14. The definition of "Available Basket Amount" appearing in Section 11 of the Credit Agreement is hereby amended by inserting "immediately after the phrase "Effective Date," appearing in clause (i) thereof the following new proviso:

            "provided that (x) all proceeds of equity contributions to the Borrower made by the Parent with proceeds of its issuance of the Convertible Subordinated Debentures as contemplated by the Convertible QUIPS Preliminary Offering Memorandum shall be excluded for purposes of preceding clause (i) and (y) from and after the Convertible QUIPS Issuance Date, proceeds of equity issuances by the Borrower shall only be included for purposes of preceding clause (i) to the extent not otherwise excluded pursuant to preceding clause (x) and only to the extent the proceeds of such equity issuances by the Borrower were received by it from Parent and represent contributions of proceeds of issuances of equity by the Parent effected after the Convertible QUIPS Issuance Date,".

            15. The definition of "Consolidated Debt" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the word "Borrower" each place it appears in said definition and by inserting in lieu thereof the word "Parent" and (ii) inserting the following new sentence immediately at the end thereof:

            "Notwithstanding anything to the contrary contained in the immediately preceding sentence, neither the Convertible QUIPS nor the Convertible Subordinated Debentures issued by the Parent to BF Trust in connection with the issuance of the Convertible QUIPS shall be included as a component of Consolidated Debt (and to the extent same would otherwise be reflected therein, Consolidated Debt shall be reduced by the amount attributable thereto which would otherwise be so reflected).

            16. The definition of "Consolidated EBIT" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the phrase "(or, for periods after the QUIPS Issuance Date, Parent)" immediately after the word "Borrower" appearing therein.


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            17. The definition of "Consolidated Net Income" appearing in Section
11 of the Credit Agreement is hereby amended by (i) inserting, immediately after the word "Borrower" the first time it appears in said definition the phrase
"(or, for periods after the Convertible QUIPS Issuance Date, Parent), (ii) deleting the word "Borrower" each place it appears in said definition after the first use of such term and by inserting in lieu thereof the word "Parent", and
(iii) deleting the last proviso to said definition and inserting in lieu thereof the following new proviso:

            "and provided further that (x) for all purposes of calculating Consolidated Net Income, Consolidated Net Income shall be reduced (to the extent same has not already been reduced thereby) by the amount of all cash Dividend payments made with respect to the Convertible QUIPS or, to the extent same have been exchanged for Convertible Subordinated Debentures, all cash interest payments made with respect to such Convertible Subordinated Debentures, and Consolidated Net Income shall not be otherwise reduced by interest expense with respect to the Convertible Subordinated Debentures or the accrual of Dividends with respect to the Convertible QUIPS and (y) in calculating Consolidated Net Income for the purposes of the definition of Consolidated Cumulative 25% Net Income Amount, Consolidated Net Income shall mean the amount determined as otherwise provided above less (to the extent not already reduced thereby) the amount of all cash Dividend requirements (whether or not declared or paid) on Preferred Stock other than the Convertible QUIPS (including, without limitation, any Qualified Preferred Stock and Permitted Acquired Subsidiary Preferred Stock) then outstanding paid, accrued or scheduled to be paid or accrued during such period".

            18. The definition of "Consolidated Net Interest Expense" appearing in Section 11 of the Credit Agreement is hereby amended by (i) inserting the phrase "(or for periods after the QUIPS Issuance Date, Parent)" immediately after the word "Borrower" the first place it appears therein, (ii) deleting the word "Borrower" the second place it appears therein and by inserting in lieu thereof the word "Parent", (iii) in each place, after the second time, the word "Borrower" appears therein and inserting the phrase "or Parent, as the case may be," immediately after such word and (iv) inserting the following new sentence immediately at the end thereof:

            "Notwithstanding anything to the contrary contained above, Consolidated Net Interest Expense shall not include any amounts relating to interest or dividends accruing on the Convertible Subordinated Debentures or the Convertible QUIPS, except that an amount equal to all cash payments (excluding cash payments made in respect of the liquidation preference thereof in accordance with Section 9.03(vii)) made to holders of Convertible QUIPS or, after any exchange of same for Convertible Subordinated Debentures, in respect of Convertible Subordinated Debentures, shall be treated as a component of Consolidated Net Interest Expense, with the amount of any Dividends paid in respect of the Convertible QUIPS not to be grossed up as contemplated by clause (iii) of the immediately preceding sentence


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      unless the correlating payments of interest on the Convertible
      Subordinated Debentures may not be deducted by Parent for its tax purposes (in which case such payments shall be so grossed up).

            19. The definition of "Continuing Directors" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the text "Borrower" in each place it appears in said Section and inserting in lieu thereof the word "Parent" and (ii) deleting the phrase "Effective Date" appearing therein and by inserting in lieu thereof the phrase "Convertible QUIPS Issuance Date".

            20. The definition of "Credit Document" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text ", the Parent Guaranty" immediately after the text "each Security Document".

            21. The definition of "Material Adverse Effect" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the word "Borrower" appearing therein and by inserting in lieu thereof the word "Parent".

            22. The definition of "Permitted Subordinated Indebtedness" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the amount "$250,000,000" appearing in said definition and inserting in lieu thereof the amount "$350,000,000".

            23. The definition of "Qualified Preferred Stock" appearing in
Section 11 of the Credit Agreement is hereby amended by (i) deleting the word "Borrower" the first place it appears therein and by inserting in lieu thereof the word "Parent" and (ii) deleting the word "Borrower" the second place it appears therein and by inserting in lieu thereof the phrase "Parent or any of its Subsidiaries".

            24. The definition of "Security Document" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "and the Parent Pledge Agreement" immediately after the text "the Pledge and Security Agreement".

            25. The definition of "Subsidiary" appearing in Section 11 of the Credit Agreement is hereby amended by adding the phrase "or the Parent, as the case may be" immediately at the end of the last sentence appearing in said definition.

            26. Section 10 of the Credit Agreement is hereby amended by (i) deleting the definition of "Change of Control" in its entirety and (ii) inserting the following new definitions in appropriate alphabetical order:

            "BF Trust" shall mean Big Flower Trust I, a statutory business trust formed under the laws of Delaware.


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            "Change of Control" shall mean (i) at any time a "Change of Control"
under, and as defined in, the Convertible Subordinated Debenture Indenture, the Convertible QUIPS Documents, any Existing Indebtedness, any Permitted Debt or Qualified Preferred Stock, in each case to the extent then outstanding, shall have occurred; or (ii) at any time and for any reason whatsoever (a) any "Person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 30% or more of the outstanding Voting Stock of Parent (or 40% or more of the outstanding Voting Stock of Parent, to the extent (and only to the extent) such "Person" or "group" "beneficially owning" 30% or more of such Voting Stock received all (to the extent in excess of 5% of the outstanding Voting Stock of Parent) of the Voting Stock so owned by such "Person" or "group" in connection with an acquisition approved by Continuing Directors in advance thereof) or (b) the Board of Directors of Parent shall cease to consist of a majority of Continuing Directors or (c) Parent shall cease to own 100% on a fully diluted basis of the shares of outstanding capital stock of the Borrower or (d) at any time prior to a termination of BF Trust and the distribution of Convertible Subordinated Debentures as contemplated by the Convertible QUIPS Preliminary Offering Memorandum, Parent shall cease to own
100% of the outstanding common securities of BF Trust.

            "Convertible QUIPS" shall mean BF Trust's Convertible Quarterly Income Preferred Securities, liquidation preference of $50 per security, which preferred securities shall be exchangeable, in certain circumstances, for a portion (equal to the aggregate liquidation preference of the Convertible QUIPS so exchanged) of the Convertible Subordinated Debentures held by BF Trust; provided that in no event shall the number of Convertible QUIPS issued exceed the lesser of (x) that number of Convertible QUIPS issued on the Convertible QUIPS Issuance Date plus any Convertible QUIPS subsequently issued as a result of the underwriters' over-allotment option as described in the Convertible QUIPS Preliminary Offering Memorandum or (y) 3,000,000.

            "Convertible QUIPS Documents" shall mean and include (i) the Convertible QUIPS and (ii) the subordinated guaranty of Parent in favor of the holders of the Convertible QUIPS as more fully described in the Convertible QUIPS Preliminary Offering Memorandum.

            "Convertible QUIPS Issuance Date" shall mean the date of initial issuance of Convertible QUIPS.

            "Convertible QUIPS Preliminary Offering Memorandum" shall mean the Offering Memorandum in respect of the Convertible QUIPS, dated as of October 3, 1997.

            "Convertible Subordinated Debentures" shall mean Parent's Convertible Subordinated Debentures due October, 2027, issued to BF Trust, bearing interest at the same dividend rate as is applicable to the Convertible QUIPS, and convertible into Parent


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Common Stock pursuant to a Permitted Conversion, in an aggregate principal amount not to exceed at any time outstanding (x) 103.1% of the aggregate liquidation preference of Convertible QUIPS issued on the Convertible QUIPS Issuance Date (plus the aggregate liquidation preference of any additional Convertible QUIPS issued pursuant to the exercise of the underwriters' over-allotment option as described in the Convertible QUIPS Preliminary Offering Memorandum) less (y) the aggregate liquidation value of all Convertible QUIPS exchanged for Parent Common Stock in connection with a Permitted Conversion.

            "Convertible Subordinated Debenture Documents" shall mean the Convertible Subordinated Debenture Indenture and all other agreements and documents entered into in connection with the issuance of the Convertible Subordinated Debentures.

            "Convertible Subordinated Debenture Indenture" shall mean the indenture entered into between Parent, BF Trust and a trustee to be designated in respect of the Convertible Subordinated Debentures, as the same be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

            "Guarantees" shall mean and include each of the Parent Guaranty and the Subsidiaries Guaranty.

            "Guarantors" shall mean and include each of the Parent and each Subsidiary Guarantor.

            "Parent" shall mean Big Flower Holdings, Inc., a Delaware corporation.

            "Parent Common Stock" shall mean the common stock of Parent, $.01 par value per share.

            "Parent Guaranty" shall have the meaning provided in the Second Amendment.

            "Parent Pledge Agreement" shall have the meaning provided in the Second Amendment.

            "Parent Rights Plan" shall have the meaning provided in the Second Amendment.

            "Permitted Conversion" shall mean the conversion into Parent Common Stock of Convertible Subordinated Debentures received by any holder of Convertible QUIPS in exchange for such holder's Convertible QUIPS in accordance with the terms of the Convertible Subordinated Debenture Indenture.

            "Second Amendment" shall mean the Second Amendment to this Agreement, dated as of October 15, 1997.

            27. Section 12.03 of the Credit Agreement is hereby amended by deleting amended by deleting the word "Borrower" in each place it appears in said Section and inserting in lieu thereof the word "Parent".

            28. Notwithstanding anything to the contrary contained in the Credit Agreement or any other Credit Documents, prior to the issuance of the Convertible QUIPS, the Borrower may establish Parent as a direct Wholly-Owned Subsidiary of Borrower, and may also establish another newly-formed direct Wholly-Owned Subsidiary of Parent (the "Merger Sub"), (ii) at the time of the issuance of the Convertible QUIPS (or immediately prior thereto) Merger Sub may be merged with and into the Borrower, with the Borrower surviving said merger as a direct wholly-owned Subsidiary of Parent and (iii) Parent may establish BF Trust as contemplated by the Convertible QUIPS Preliminary Offering Memorandum (with the transactions described in clauses (i) through (iii), above, being collectively called the "Corporate Reorganization"), in each case so long as, before (or contemporaneous with) the occurrence of the transactions described in preceding clause (ii), Parent shall have (x) duly authorized, executed and delivered a pledge agreement substantially in the form of the Pledge and Security Agreement (as amended, modified or supplemented from time to time, the "Parent Pledge Agreement"), (y) delivered to the Collateral Agent, as pledgee thereunder, all of the capital stock of the Borrower owned by the Parent, together with executed and undated stock powers and (z) duly authorized, executed and delivered a guaranty in form and substance satisfactory to Agents and the Required Banks, (1) guaranteeing all of the Obligations of the Borrower under the Credit Agreement and (2) providing covenants by the Parent to the effect that it will take all action as may be needed to comply with the covenants contained in the Credit Agreement, and so that no Default or Event of Default occurs as a result of actions taken by the Parent (as amended, modified or supplemented from time to time, the "Parent Guaranty"). Notwithstanding anything to the contrary contained in the Credit Agreement or any other Credit Documents, in connection with the Corporate Reorganization, modifications may be made to the certificate of incorporation and/or bylaws of the Borrower, so long as the Borrower reasonably determines that such modifications are not adverse to the Banks in any material respect and the Parent may adopt a shareholders' rights plan as a successor plan to the Rights Plan previously applicable to the Borrower (the "Parent Rights Plan").


II.   Miscellaneous Provisions.

            1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

            (a) no Default or Event of Default exists as of the Second Amendment Effective Date, both before and after giving effect to this Amendment; and

            (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

            2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

            6. Notwithstanding anything to the contrary contained above and subject to the proviso to this Section 6, this Amendment shall cease to be effective (and shall be deemed to never have been effective), and shall be of no further force or effect, unless on or prior to November 15, 1997, each of the following conditions shall have been satisfied to the satisfaction of the Administrative Agent:

            (i) the Second Amendment Effective Date shall have theretofore occurred;

            (ii) the Corporate Reorganization as contemplated by Section 28 of
      Part I of this Second Amendment shall have been consummated, and the Parent Pledge Agreement and Parent Guaranty shall have been executed and delivered, in form satisfactory to the Administrative Agent, as contemplated by said Section 28, and all capital stock of the Borrower owned by the Parent shall have been delivered for pledge pursuant to the Parent Pledge Agreement;

           (iii) the Administrative Agent shall have received an opinion of counsel (who may be internal counsel) to the Parent and Borrower in respect of the actions taken as contemplated by this Section 6, and said opinion shall be in form and substance reasonably satisfactory to the Administrative Agent;

           (iv) (x) BF Trust shall have received gross cash proceeds of at least $100,000,000 from the issuance by BF Trust of the Convertible QUIPS, (y) Parent shall have received gross cash proceeds of at least $100,000,000 from the issuance by Parent of the Convertible Subordinated Debentures to BF Trust and (z) Parent shall have contributed the net cash proceeds of such issuance of Convertible Subordinated Debentures to the Borrower as a capital contribution;

           (v) the Borrower shall have received gross cash proceeds of $100,000,000 from its issuance of additional 8-7/8% Senior Subordinated Notes due 2007 as contemplated by the preliminary offering memorandum with respect thereto dated October 3, 1997; and

          (vi) (x) the Agents and the Banks shall have received true and correct copies of the Convertible Subordinated Debenture Documents and the Convertible QUIPS Documents certified as such by an Authorized Officer of the Borrower, each of which shall have been duly authorized, executed and delivered by the parties thereto and shall be in full force and effect and in form and substance (including all terms and conditions thereof) reasonably satisfactory to the Agents and (y) all material conditions precedent set forth in the Convertible Subordinated Debenture Documents and the Convertible QUIPS Documents shall have been satisfied and not waived (unless waived with the consent of the Agents) and the Convertible Subordinated Debentures and Convertible QUIPS shall have been issued in accordance with the Convertible Subordinated Debenture Documents and the Convertible QUIPS Documents, as the case may be, and all applicable law;

provided, that notwithstanding the foregoing provisions of this Section 6, (I) in the event that the conditions set forth in clauses (ii), (iv) and (vi) above have not been satisfied to the satisfaction of the Administrative Agent on or prior to November 15, 1997 but the conditions set forth in each of clauses (i),
(iii) and (v) have been so satisfied on such date, the amendment contained in
Section 22 of Part I of this Amendment (and only said Section 22) shall continue to be effective and be of full force and effect and (II) in the event the condition set forth in clause (v) above shall not have been satisfied to the satisfaction of the Administrative Agent on or prior to November 15, 1997 but the conditions set forth in each of clauses (i), (ii), (iii), (iv) and (vi) shall have been so satisfied on such date, then each of the amendments set forth in Part I of this Amendment (other than Section 22 of such Part I) shall continue to be effective and be of full force and effect.

            7. From and after the Second Amendment Effective Date, and unless and until the Second Amendment (or any amendment contained therein) ceases to be effective in accordance with the provisions of preceding Section 6, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.


                        *          *          *

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                   BIG FLOWER PRESS HOLDINGS, INC.


                                   By
                                      -------------------------------------
                                      Title:



                                   BANKERS TRUST COMPANY,
                                     Individually and as Administrative Agent


                                   By
                                      -------------------------------------
                                      Title:



                                   CREDIT SUISSE FIRST BOSTON,
                                     Individually


                                   By
                                      -------------------------------------
                                      Title:


                                   By
                                      -------------------------------------
                                      Title:


                                   CREDIT SUISSE FIRST BOSTON,
                                     as Documentation Agent


                                   By
                                      -------------------------------------
                                      Title:


                                   By
                                      -------------------------------------
                                      Title: